--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 2, 2005
                             -----------------------

                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

              GEORGIA                             000-28000                         58-2213805
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                         600 GALLERIA PARKWAY, SUITE 100
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (770) 779-3900

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

SEPARATION AND RELEASE AGREEMENT WITH MR. COOK

On August 2, 2005, the Company and Mr. Cook executed a Separation and Release Agreement and Covenant Not to Sue, containing the following material terms:

1. Termination of Employment. Mr. Cook's employment terminated automatically as of the close of business on July 31, 2005.

2. Mutual Releases. Mr. Cook has released the company from all claims, known and unknown, and the Company has released him from all claims known to the Company's independent directors. The agreement also contains standard and related provisions providing for non-assignment of claims, a covenant by Mr. Cook not to sue the Company, and indemnification provisions. These indemnification provisions are in addition to, and not in replacement of Mr. Cook's pre-existing indemnification rights.

3. Forfeiture of Options. Mr. Cook has agreed to the cancellation of the following 3 stock options:

     o Option to purchase 110,295 shares, dated December 31, 1996, with an exercise price of $10.6667 per share;

     o Option to purchase 129,995 shares, dated December 31, 1997, with an exercise price of $11.8333 per share; and

     o Option to purchase 200,000 shares, dated January 24, 2002, with an exercise price of $9.28 per share.

4. Post-Termination Benefits. Mr. Cook will be entitled to the following post-termination benefits:

     o Severance. Mr. Cook is entitled to receive $5,512,423.14, payable in bi-weekly installments over three years beginning February 1, 2006.

     o Health Insurance. Beginning January 31, 2007, the Company is obligated to assist Mr. Cook and his spouse in obtaining a health insurance policy that offers substantially the same coverage as the Company provides to those entitled to health coverage under the Consolidated Omnibus Budget Reconciliation Act. The Company will be obligated to pay up to $25,000 per year in premiums for such policy, subject to annual cost of living increases. If Mr. Cook and/or his spouse enroll in Medicare, then the Company will instead be required to pay any premiums required by Medicare of Part A or B coverage, plus any premiums for supplemental individual insurance policy, up to a total of $25,000 per year, subject to annual cost of living increases. These obligations will terminate when Mr. Cook and/or his spouse reach age 80, or if either of them becomes covered under a group health plan sponsored by any other employer, other than CT Investments, LLC.

     The foregoing benefits supersede all post-termination benefit provisions of Mr. Cook's employment agreement.

5. Other. The agreement also contains provisions regarding cooperation, non-disparagement, and ownership of certain tangible and intangible property.

A copy of Mr. Cook's Separation Agreement is filed as Exhibit 99.1 herewith and incorporated herein by reference. The agreement is revocable by Mr. Cook at any time on or before August 9, 2005, upon delivery of written notice.

There are no material relationships between Mr. Cook and the Company other than Mr. Cook's former position with the Company, his ownership of Company securities, and as otherwise disclosed in the Company's proxy statement for its annual meeting of shareholders held May 3, 2005, under the headings "Executive Compensation," "Certain Transactions" and "Ownership of Directors, Principal Shareholders and Certain Executive Officers," which disclosures are incorporated by reference herein.

Separation and Release Agreement with Mr. Toma

On August 2, 2005, the Company and Mr. Toma executed a Separation and Release Agreement and Covenant Not to Sue, containing the following terms:

1. Termination of Employment. Mr. Toma's employment terminated automatically as of the close of business on July 31, 2005.


2. Mutual Releases. Mr. Toma has released the company from all claims, known and unknown, and the Company has released him from all claims known to the independent directors. The agreement also contains standard and related provisions providing for non-assignment of claims, a covenant by Mr. Toma not to sue the Company, and indemnification provisions. These indemnification provisions are in addition to, and not in replacement of Mr. Toma's pre-existing indemnification rights.

3. Termination of Restricted Stock. Mr. Toma has agreed that the restricted stock award granted in February 2005 for 40,000 shares has been forfeited.

4. Forfeiture of Options. Mr. Toma has agreed to the cancellation of the following 2 stock options:

     o Option to purchase 37,500 shares, dated January 27, 1998, with an exercise price of $10.50 per share; and

     o Option to purchase 100,000 shares, dated January 24, 2002, with an exercise price of $9.28 per share.

5. Post-Termination Benefits. Mr. Toma will be entitled to the following post-termination benefits:

     o Severance. Mr. Toma is entitled to receive $1,502,314.08, payable in bi-weekly installments over two years beginning February 1, 2006.

     o Health Insurance. Beginning January 31, 2007, the Company is obligated to assist Mr. Toma and his spouse in obtaining a health insurance policy that offers substantially the same coverage as the Company provides to those entitled to health coverage under the Consolidated Omnibus Budget Reconciliation Act. The Company will be obligated to pay up to $20,000 per year in premiums for such policy, subject to annual cost of living increases. If Mr. Toma and/or his spouse enroll in Medicare, then the Company will instead be required to pay any premiums required by Medicare of Part A or B coverage, plus any premiums for supplemental individual insurance policy, up to a total of $20,000 per year, subject to annual cost of living increases. These obligations will terminate when Mr. Cook and/or his spouse reach age 80, or if either of them becomes covered under a group health plan sponsored by any other employer, other than CT Investments, LLC.

     The foregoing benefits supersede all post-termination benefit provisions of Mr. Toma's employment agreement.

6. Other. The agreement also contains provisions regarding cooperation, non-disparagement, and ownership of certain tangible and intangible property.

A copy of Mr. Toma's Separation Agreement is filed as Exhibit 99.2 herewith and incorporated herein by reference. The agreement is revocable by Mr. Toma at any time on or before August 9, 2005, upon delivery of written notice.

There are no material relationships between Mr. Toma and the Company other than Mr. Toma's former position with the Company, his ownership of Company securities, and as otherwise disclosed in the Company's proxy statement for its annual meeting of shareholders held May 3, 2005, under the headings "Executive Compensation," "Certain Transactions" and "Ownership of Directors, Principal Shareholders and Certain Executive Officers," which disclosures are incorporated by reference herein.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

See Item 1.01 above, the contents of which are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

        Exhibit Number   Description
        --------------   -------------------------------------------------------

               99.1 Separation and Release Agreement between the Registrant and John M. Cook

               99.2 Separation and Release Agreement between the Registrant and John M. Toma

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         PRG-SCHULTZ INTERNATIONAL, INC.



Date: August 8, 2005                    By: /s/ Clinton McKellar, Jr.
                                             -----------------------------------
                                               Clinton McKellar, Jr.
                                               General Counsel and Secretary